                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 08, 1999
                    Newcourt Equipment Trust Securities 1998-2

A New York                       Commission File                 I.R.S. Employer
Corporation                      No. 333-34793                   No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

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

ITEMS. 5  OTHER
NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE: MARCH 8, 1999   PAYMENT DATE: MARCH 15, 1999
COLLECTION PERIOD:  FEBRUARY 28, 1999

  I.    INFORMATION REGARDING THE CONTRACTS

     1. CONTRACT POOL PRINCIPAL BALANCE
        a. Beginning of Collection Period                             $ 1,250,601,423.00
        b. End of Collection Period                                   $ 1,201,825,845.07
        c. Reduction for Collection Period                            $    48,775,577.93
     2. DELINQUENT SCHEDULED PAYMENTS
        a. Beginning of Collection Period                             $   14,714,266.98
        b. End of Collection Period                                   $   15,147,587.79
     3. LIQUIDATED CONTRACTS
        a. Number of Liquidated Contracts                                            59
           with respect to Collection Period
        b. Required Payoff Amounts of Liquidated Contracts            $      717,423.53
        c. Total Reserve for Liquidation Expenses                     $             -
        d. Total Liquidation Proceeds Received                        $      105,857.88
        e. Liquidation Proceeds Allocated to Owner Trust              $      102,894.29
        f. Liquidation Proceeds Allocated to Depositor                $        2,963.59
        g. Current Realized Losses                                    $      614,529.24
     4. PREPAID CONTRACTS
        a. Number of Prepaid Contracts with respect                                 347
           to Collection Period
        b. Required Payoff Amounts of Prepaid Contracts               $   18,963,314.21
     5. PURCHASED CONTRACTS (BY TCC)
        a. Number of Contracts Purchased by TCC with                                  0
           respect to Collection Period
        b. Required Payoff Amounts of Purchased Contracts             $             -


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


     6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                                                                            % OF AGGREGATE
                     NUMBER OF          % OF         AGGREGATE REQUIRED     REQUIRED PAYOFF
                     CONTRACTS       CONTRACTS         PAYOFF AMOUNTS           AMOUNTS

a. Current            62,771           91.90%        $1,114,017,185.06         91.54%
b. 31-60 days          3,230            4.73%        $   68,689,972.23          5.64%
c. 61-90 days          1,249            1.83%        $   21,735,178.21          1.79%
d. 91-120 days           641            0.94%        $    7,055,406.59          0.58%
e. 120+ days             414            0.61%        $    5,475,690.77          0.45%
f. Total              68,305          100.00%        $1,216,973,432.86        100.00%




     7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


                              % OF                   % OF                   % OF                    % OF
                            AGGREGATE              AGGREGATE              AGGREGATE                AGGREGATE
                        REQUIRED PAYOFF        REQUIRED PAYOFF        REQUIRED PAYOFF           REQUIRED PAYOFF
                            AMOUNTS                AMOUNTS                AMOUNTS                  AMOUNTS
COLLECTION
 PERIODS             31-60 DAYS PAST DUE    61-90 DAYS PAST DUE    91-120 DAYS PAST DUE       120+ DAYS PAST DUE
 2/28/99                    5.64%                  1.79%                  0.58%                      0.45%
 1/31/99                    5.45%                  1.51%                  0.69%                      0.01%
12/31/98                    4.64%                  1.30%                  0.01%                      0.01%



     8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                           COLLECTION        3 COLLECTION     6 COLLECTION PERIODS      CUMULATIVE SINCE
                                             PERIOD         PERIODS ENDING           ENDING               CUT-OFF DATE
                                           FEBRUARY-99       FEBRUARY-99          FEBRUARY-99

   a. Number of Liquidated Contracts            59                111                  111                      111
   b. Number of Liquidated
      Contracts as a Percentage
      of Initial Contracts                   0.021%             0.040%               0.040%                   0.040%
   c. Required Payoff Amounts of
      Liquidated Contracts                  717,424          1,391,058            1,391,058               1,391,058
   d. Liquidation Proceeds Allocated
      to Owner Trust                        102,894            228,266              228,266                 228,266
   e. Aggregate Current Realized
      Losses                                614,529          1,162,792            1,162,792               1,162,792
   f. Aggregate Current Realized
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance                      0.046%             0.087%               0.087%                   0.087%



II.    INFORMATION REGARDING THE SECURITIES
     1. SUMMARY OF BALANCE INFORMATION


                                         PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
              CLASS             COUPON        MARCH 15, 1999         MARCH 15, 1999       FEBRUARY 15, 1999      FEBRUARY 15, 1999
                                 RATE          PAYMENT DATE           PAYMENT DATE          PAYMENT DATE            PAYMENT DATE
a. Class A-1 Notes             5.195000%     $  206,260,479.60           0.63999          $  250,553,145.20           0.77742
b. Class A-2 Notes             5.290000%     $   85,272,196.00           1.00000          $   85,272,196.00           1.00000
c. Class A-3 Notes             5.450000%     $  470,004,229.00           1.00000          $  470,004,229.00           1.00000
d. Class A-4 Notes             5.450000%     $  201,430,384.00           1.00000          $  201,430,384.00           1.00000
e. Class A-5 Notes             5.500000%     $  112,439,486.49           0.91509          $  116,422,205.74           0.94750
f. Class B Notes               5.660000%     $   15,442,996.00           1.00000          $   15,442,996.00           1.00000
g. Class C Notes
   (Quarterly Payments)        6.190000%     $   51,029,031.00           1.00000          $   51,029,031.00           1.00000
h. Total                       7.210000%     $   74,529,242.00           1.00000          $   74,529,242.00           1.00000
                                 N.A.        $1,216,408,044.09           0.90583          $1,264,683,428.94           0.94178


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,216,973,432.86 and the CCA Balance is $94,000,846.

     2. MONTHLY PRINCIPAL AMOUNT
        a. Principal Balance of Notes and Equity Certificates
           (End of Prior Collection Period)                           $1,264,683,428.94
        b. Contract Pool Principal Balance (End of Collection Period) $1,201,825,845.07
        c. Monthly Principal Amount                                   $   62,857,583.87
     3. GROSS COLLECTIONS
        a. Scheduled Payments Received                                $   36,103,976.36
        b. Liquidation Proceeds Allocated to Owner Trust              $      102,894.29
        c. Required Payoff Amounts of Prepaid Contracts               $   18,963,314.21
        d. Required Payoff Amounts of Purchased Contracts             $            -
        e. Proceeds of Clean-up Call                                  $            -
        f. Investment Earnings on Collection Account and
           Note Distribution                                          $      124,385.00
        g. Extension Fees Allocated to Owner Trust                    $        2,545.48
        h. Total Gross Collections (sum of (a) through (g))           $   55,297,115.34
     4. DETERMINATION OF AVAILABLE FUNDS
        a. Total Gross Collections                                    $   55,297,115.34
        b. Withdrawal from Cash Collateral Account                    $            -
        c. Total Available Funds                                      $   55,297,115.34


     5. APPLICATION OF AVAILABLE FUNDS

                      ITEM                        AMOUNT            REMAINING AVAILABLE FUNDS

        a. Total Available Funds                                         $55,297,115.34
        b. Servicing Fee                     $  1,302,709.82             $53,994,405.52
        c. Interest on Notes:
           i)        Class A-1 Notes         $    976,217.69             $53,018,187.83
           ii)       Class A-2 Notes         $    375,908.26             $52,642,279.57
           iii)      Class A-3 Notes         $  2,134,602.54             $50,507,677.03
           iv)       Class A-4 Notes         $    914,829.66             $49,592,847.37
           v)        Class A-5 Notes         $    533,601.78             $49,059,245.59
           vi)       Class B Notes           $     72,839.46             $48,986,406.13
           vii)      Class C Notes           $    263,224.75             $48,723,181.38
           viii)     Class D Notes           $    447,796.53             $48,275,384.85
        d. Principal of Notes:
           i)        Class A-1 Notes         $ 44,292,665.60             $ 3,982,719.25
           ii)       Class A-2 Notes         $           -               $          -
           iii)      Class A-3 Notes         $           -               $ 3,982,719.25
           iv)       Class A-4 Notes         $           -               $          -
           v)        Class A-5 Notes         $  3,982,719.25             $          -
           vi)       Class B Notes           $           -               $          -
           vii)      Class C Notes           $           -               $          -
           viii)     Class D Notes           $           -               $          -
        e. Deposit to Cash
           Collateral Account                $           -               $          -
        f. Amount to be applied in
           accordance with CCA
           Loan Agreement                    $           -               $          -
        g. Balance, if any, to Equity
           Certificates                      $           -               $          -


III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION

                                                                      MARCH 15, 1999
                      ITEM                                             PAYMENT DATE

        a. Available Cash Collateral Amount (Beginning)               $94,000,846.00
        b. Deposits to Cash Collateral Account                        $          -
        c. Withdrawals from Cash Collateral Account                   $          -
        d. Releases of Cash Collateral Account Surplus
           (Excess, if any of (a) plus (b) minus (c) over (f))        $          -
        e. Available Cash Collateral Amount (End)
           (Sum of (a) plus (b) minus (c) minus (d))                  $94,000,846.00
        f. Requisite Cash Collateral Amount                           $94,000,846.00
        g. Cash Collateral Account Shortfall
           (Excess, if any, of (f) over (e))                          $          -
     2.    CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a. For Payment Dates from, and including, the
           January 1999 Payment Date  to,
           and including, the December 1999 Payment Date
           1) Initial Cash Collateral Amount                          $94,000,846.00
        b. For Payment Dates from, and including, the
           January 2000 Payment Date until
            the Final Payment Date, the sum of
           1) 8.25% of the Contract Pool Principal Balance
           2) The Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance less the
            Contract Pool Principal Balance
           3) Total ((1) plus (2))
        c. Floor equal to the lesser of
            1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($16,785,865); and
           2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance
        d. Requisite Cash Collateral Amount

     3.    CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a. Interest Shortfalls                                        $          -
        b. Principal Deficiency Amount                                $          -
        c. Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                      $          -
        d. Total Cash Collateral Account Withdrawals                          0.00


 IV.    INFORMATION REGARDING DISTRIBUTION ON SECURITIES



       DISTRIBUTION                   CLASS A-1      CLASS A-2         CLASS A-3         CLASS A-4
          AMOUNTS                       NOTES          NOTES             NOTES             NOTES

1. Interest Due                  $   976,217.69     $375,908.26     $2,134,602.54      $914,829.66
2. Interest Paid                 $   976,217.69     $375,908.26     $2,134,602.54      $914,829.66
3. Interest Shortfall
((1) minus (2))                  $                  $       -       $         -        $       -
4. Principal Paid                $44,292,665.60     $       -       $         -        $       -
5. Total Distribution Amount
((2) plus (4))                   $45,268,883.29     $375,908.26     $2,134,602.54      $914,829.66



       DISTRIBUTION                  CLASS A-5           CLASS B         CLASS C           CLASS D
          AMOUNTS                      NOTES               NOTES          NOTES              NOTES            TOTALS

1. Interest Due                  $  533,601.78         $72,839.46      $263,224.75        $447,796.53     $ 5,719,020.68
2. Interest Paid                 $  533,601.78         $72,839.46      $263,224.75        $447,796.53     $ 5,719,020.68
3. Interest Shortfall
((1) minus (2))                  $         -           $      -        $       -          $       -       $          -
4. Principal Paid                $3,982,719.25         $      -        $       -          $       -       $48,275,384.85
5. Total Distribution Amount
((2) plus (4))                   $4,516,321.03         $72,839.46      $263,224.75        $447,796.53     $53,994,405.53



  V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS


                                               AS OF END OF                    AS OF END OF
                      ITEM                      FEBRUARY-99                     JANUARY-99
                                             COLLECTION PERIOD              COLLECTION PERIOD

     1. ORIGINAL CONTRACT CHARACTERISTICS
        a. Original Number of Contract            69,983                           N.A.
        b. Cut-Off Date Contract Pool
           Principal Balance                  $1,342,869,226                       N.A.
        c. Original Weighted Average
           Remaining Term                          46.30                           N.A.
        d. Weighted Average
           Original Term                           56.50                           N.A.
     2. CURRENT CONTRACT CHARACTERISTICS
        a. Number of Contracts                    68,305                         68,837
        b. Average Contract
           Principal Balance                     $17,595                         $18,168
        c. Weighted Average
           Remaining Term                          44.2                           45.3








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

 VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

                                                SINCE ISSUE
          PERIOD                                    CPR

        0          December-98
        1          January-99                     -5.255%
        2            Feb-99                       -1.195%
        3            Mar-99                        3.408%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on March 15, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                      AT&T CAPITAL CORPORATION

                                      Thomas G. Adams
                                      _______________
                                      Thomas G. Adams
                                      Senior Vice President, Financial Reporting




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